SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 29, 2004

RUBIO’S RESTAURANTS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation or Organization)	000-26125 (Commission File Number)	33-0100303 (I.R.S. Employer Identification No.)

1902 Wright Place, Suite 300, Carlsbad, California (Address of Principal Executive Offices)	92008 (Zip Code)

Registrant’s telephone number, including area code: (760) 929-8226

NOT APPLICABLE (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 5. Other Events

     On July 29, 2004, Rubio’s Restaurants, Inc. issued a press release announcing the election of William R. Bensyl to the Board of Directors. A copy of the press release is attached as Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 29, 2004	RUBIO’S RESTAURANTS, INC.
	By:	/s/ John Fuller
John Fuller
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 29, 2004.